UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2010
Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33522	20-2110031

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Riverway, Suite 300 Houston, Texas	77056

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 579-0600
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In accordance with General Instruction B.2. of Form 8-K, the information presented under Items 2.02 and 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 2.02 Results of Operations and Financial Condition.
On February 8, 2010, Synthesis Energy Systems, Inc. (the “Company”) issued an earnings release announcing the financial results for its fiscal second quarter for the fiscal year ended June 30, 2010. A copy of the press release is furnished herewith as Exhibit 99.1.
Item 7.01 Regulation FD Disclosure.
On February 8, 2010, the Company issued a press release announcing that it received the required Shandong Provincial Government approval for the Phase II expansion of the Company’s Hai Hua plant located in Zaozhuang City, Shandong Province, China. A copy of the press release is furnished herewith as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of business acquired

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits

99.1	Press release dated February 8, 2010.

99.2	Press release dated February 8, 2010.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.
Dated: February 8, 2010	/s/ Robert Rigdon
Robert Rigdon
President and Chief Executive Officer

Exhibit Index

99.1	Press release dated February 8, 2010.

99.2	Press release dated February 8, 2010.